SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

August 15, 2017

(Date of earliest event Reported)

NEXT GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-148987	20-3537265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Brickell Avenue, Suite 2200, Miami, FL, 33131
(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 611-3622

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Amendment No. 1 – Correcting Error(s)

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Next Group Holdings, Inc. under Item 1.01 on August 23, 2017. Amendment No. 1 is being filed to include corrected statements and attachments required under Item 9.01.

2

NOTE ABOUT FORWARD LOOKING STATEMENTS

Most of the matters discussed within this report include forward-looking statements on our current expectations and projections about future events. In some cases you can identify forward-looking statements by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements are based on our current beliefs, expectations, and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. Such risks and uncertainties include the risks noted under “Item 1A Risk Factors.” We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 1.01 Entry into a Definitive Material Agreement

Subsequent to NXGH filing the 8k on Aug. 23, 2017 at 4:27 PM, we realized there were several errors which are corrected herein. These errors include:

1-	Date of earliest event Reported: changed from June 29, 2017 to August 15, 2017.
2-	SBI Investments was erroneously included, so it has been removed.
3-	The principal note amounts were listed incorrectly, so they have been corrected.

On August 15, August 17 & August 21, 2017, Next Group Holdings, Inc, (“NXGH” or the “Company”) signed Convertible Note Redemption and Lock Up Agreements, with four separate Finance Groups that hold an aggregated value of $994,828 in Convertible Notes. These Agreements allow NXGH to buy back up to 75% or 80% of the outstanding notes by Sept. 11, 2017. These finance groups are locked up from converting any notes through Sept. 11, 2017. Regarding LG Capital, Cerberus Financial and Quarum Holdings, starting on Sept. 11, 2017, the conversion price floor will increase from $0.02 per share to $0.10 per share if NXGH raises between $2,000,000-$2,999,999 and will increase to $0.15 per share if NXGH is successful in raising $3 million by Sept. 11, 2017. In the case of Mountain Ranch, the conversion price will be at $0.10 per share.

The outstanding principal amounts of the renegotiated notes are with the following entities:

1-	LG Capital Funding LLC- $642,279 (NXGH may redeem a minimum of 65% up to maximum 75%)
2-	Cerberus Finance Group, Ltd.- $172,152 (NXGH may redeem a minimum of 65% up to maximum 75%)
3-	Quarum Holdings, LLC- $126,500 (NXGH may redeem a minimum of 65% up to maximum 75%)
4-	Mountain Ranch Partners, Inc- $53,897 (NXGH may redeem up to a maximum of 80%)

Item 9.01 Financial Statements and Exhibit

99.1	Convertible Note Redemption Agreements

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2017	NEXT GROUP HOLDINGS, INC.

	By:	/s/Arik Maimon
Arik Maimon
Chief Executive Officer

4